Exhibit (10)(vi)

                FIRST AMENDMENT TO THE CURTISS-WRIGHT CORPORATION
                           SAVINGS AND INVESTMENT PLAN

         THIS   AMENDMENT,   dated  the  29th  day  of  December   2000  to  the
CURTISS-WRIGHT CORPORATION SAVINGS AND INVESTMENT PLAN (the "Plan"):

                              W I T N E S S E T H:

         WHEREAS,   effective  September  1,  1994,  CURTISS-WRIGHT  CORPORATION established the Plan;

         WHEREAS, Sub-section 12.01 of the Plan permits the Board of Directors to amend the Plan at any time; and

         WHEREAS, by resolution dated April 1997, the Board of Directors delegated to the Committee the authority to make administrative amendments to the Plan.

         NOW, THEREFORE, the Plan shall be, and is, hereby amended as follows:

         Subsection   12.01  is  hereby   amended   by  adding   the   following
subparagraph:

                  "Amendments to the Plan that are required because of statute or rulings of a judicial body or are necessitated for administrative purposes, unless such administrative amendments have a material effect on the cost or benefit level of the Plan, shall be made by the Committee. All such amendments shall be submitted to the Board of Directors at their meeting following the adoption of such amendments."

         The First Amendment shall be effective as of December 31, 1997.

         IN WITNESS WHEREOF, the Curtiss-Wright Savings and Investment Plan Committee hereby RESOLVES that the foregoing amendment be and hereby is adopted.

ATTEST:                                              CURTISS-WRIGHT SAVINGS AND
                                                     INVESTMENT PLAN COMMITTEE


         /s/ Paul J. Ferdenzi                   By:   /s/Gary J.Benschip
         --------------------                       --------------------
         Paul J. Ferdenzi                             Gary J. Benschip

                                                By:   /s/Robert A. Bosi
                                                    --------------------
                                                      Robert A. Bosi

                                                By:  /s/Joyce A. Quinlan
                                                    --------------------
                                                      Joyce A. Quinlan

               SECOND AMENDMENT TO THE CURTISS-WRIGHT CORPORATION
                           SAVINGS AND INVESTMENT PLAN

         THIS   AMENDMENT,   dated  the  29th  day  of  December   2000  to  the
CURTISS-WRIGHT CORPORATION SAVINGS AND INVESTMENT PLAN (the "Plan"):

                              W I T N E S S E T H:

         WHEREAS, effective September 1, 1994, CURTISS-WRIGHT CORPORATION (the "Company") established the Plan; and

         WHEREAS, Sub-section 12.01, as amended, of the Plan permits the Curtiss-Wright Savings and Investment Plan Committee (the "Committee") to amend the Plan at any time.

         NOW, THEREFORE, the CURTISS-WRIGHT CORPORATION SAVINGS AND INVESTMENT PLAN shall be, and is, hereby amended as follows:

         Section 9.04 - Delete in Sub-section (a) the following language:

         ...with respect to a Member (i) who does not own more than five percent of the outstanding stock of the Employer (or stock possessing more than five percent of the total combined voting power of all stock of the Employer), and (ii) who attained age 70 1/2 prior to January 1, 1998.

         The Amendment shall read as follows:

         In no event shall the provisions of this Article operate so as to allow the distribution of a Member's Accounts to begin later than the April 1 following the calendar year in which he attains 70 1/2, provided that such commencement in active service shall not be required.

         Delete in Sub-section (b) the following language:

(b) In the event a Member is required to begin receiving payments while in service under the provisions of paragraph (a) above, the Member may elect to receive payments while in service in accordance with option
         (i) or (ii), as follows:

         (i) A Member may receive one lump sum payment on or before the Member's required beginning date equal to his entire Account balance and annual lump sum payments thereafter of amounts accrued during each calendar year; or

         (ii) A Member may receive annual payments of the minimum amount necessary to satisfy the minimum distribution requirements of
                  Section 401(a)(9) of the Code. Such minimum amount will be determined on the basis of the joint life expectancy of the Member and his Beneficiary. Such life expectancy will be recalculated once each year; however, the life expectancy of the Beneficiary will not be recalculated if the Beneficiary is not the Member's spouse. The amount of the withdrawal shall be allocated among the Investment Funds in proportion to the value of the Member's Accounts as of the date of each withdrawal.

         The Amendment shall read as follows:

                  An election under this Section 9.04 shall be made by a Member by giving written notice to the Committee within the 90-day period prior to his required beginning date. The commencement of payments under this Section 9.04 shall not constitute an Annuity Starting Date for purposes of Sections 72 401(a)(11) and 417 of the Code. In the event a Member fails to make an election in accordance with this Section 9.04 prior to Member's termination of employment, payment of the Member's
                  Accounts  shall be made in accordance  with the  provisions of
                  Section 9.02.

         The Second Amendment shall be effective December 31, 1997.

         IN WITNESS WHEREOF, the Committee hereby RESOLVES that the foregoing amendment be and hereby is adopted.

ATTEST:                                              CURTISS-WRIGHT SAVINGS AND
                                                     INVESTMENT PLAN COMMITTEE


         /s/ Paul J. Ferdenzi                   By:   /s/Gary J.Benschip
         --------------------                       --------------------
         Paul J. Ferdenzi                             Gary J. Benschip

                                                By:   /s/Robert A. Bosi
                                                    --------------------
                                                      Robert A. Bosi

                                                By:  /s/Joyce A. Quinlan
                                                    --------------------
                                                      Joyce A. Quinlan

                THIRD AMENDMENT TO THE CURTISS-WRIGHT CORPORATION
                           SAVINGS AND INVESTMENT PLAN


         THIS   AMENDMENT,   dated  the  29th  day  of  December  2000,  to  the
CURTISS-WRIGHT CORPORATION SAVINGS AND INVESTMENT PLAN (the "Plan"):

                              W I T N E S S E T H:

         WHEREAS,   effective  September  1,  1994,  CURTISS-WRIGHT  CORPORATION established the Plan; and

         WHEREAS, Sub-section 12.01, as amended, of the Plan permits the CURTISS-WRIGHT SAVINGS AND INVESTMENT PLAN COMMITTEE (the "Committee") to amend the Plan at any time.

         WHEREAS, the

         NOW, THEREFORE, the Plan shall be, and is, hereby amended as follows:

         1.       Subsection 2.01 is hereby amended in the following manner:

                  2.01   Eligibility

                  Each employee, except as provided below in this section, shall be eligible to become a Member on any Enrollment Date coinciding with or following the date he completes one year of Eligibility Service.


         2.   Section   2.01  is  hereby   amended  by  adding   the   following
subparagraphs:

                  (a) Each former employee of the Aviall, Inc., Accessory Services Division who became an Employee as of May 21, 1996, shall be eligible to become a Member on any Enrollment date on or after he completes one year of service, including service with Aviall, Inc.

                  (b) Each former employee of the Alpha Heat Treaters Division of Alpha-Beta Industries, Inc. who became an Employee as of April 30, 1998, shall be eligible to become a Member on any Enrollment date on or after he completes one year of service, including service with Alpha-Beta Industries.

         This Third Amendment shall be effective May 21, 1996.

         IN WITNESS WHEREOF, the Curtiss-Wright Savings and Investment Plan Committee hereby RESOLVES that the foregoing amendment be and hereby is adopted.


ATTEST:                                              CURTISS-WRIGHT SAVINGS AND
                                                     INVESTMENT PLAN COMMITTEE


         /s/ Paul J. Ferdenzi                   By:   /s/Gary J.Benschip
         --------------------                       --------------------
         Paul J. Ferdenzi                             Gary J. Benschip

                                                By:   /s/Robert A. Bosi
                                                    --------------------
                                                      Robert A. Bosi

                                                By:  /s/Joyce A. Quinlan
                                                    --------------------
                                                      Joyce A. Quinlan

               FOURTH AMENDMENT TO THE CURTISS-WRIGHT CORPORATION
                           SAVINGS AND INVESTMENT PLAN


         THIS   AMENDMENT,   dated  the  29th  day  of  December  2000,  to  the
CURTISS-WRIGHT CORPORATION SAVINGS AND INVESTMENT PLAN:

                              W I T N E S S E T H:

         WHEREAS,   effective  September  1,  1994,  CURTISS-WRIGHT  CORPORATION established the CURTISS-WRIGHT SAVINGS AND INVESTMENT (the "Plan"); and

         WHEREAS, the Board of Directors delegated the authority to amend the Plan to the CURTISS-WRIGHT SAVINGS AND INVESTMENT PLAN COMMITTEE (the "Committee") under limited circumstances to effectuate full participation in the Plan from and after commencement of employment with the Corporation or one of its subsidiaries; to provide that the service of each employee with newly acquired companies, and to allow employees' assets held by their former employer's savings plan to be transferred to the Plan.

         NOW, THEREFORE, the Plan shall be, and is, hereby amended as follows:

         1. Section 2.01 is hereby amended by adding the following  subparagraph
(c):

                  (c) "As of  January 1, 2000,  any  Employee  hired on July 31,
                      1998 whose immediate prior service was with Enertech shall be eligible to participate in the Plan as of the Enrollment Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include all service at Enertech and shall remain eligible so long as he or she continues to satisfy the eligibility requirements."


         2. Section 2.01 is hereby amended by adding the following new subparagraph (d) following new subparagraph (c):

                  (d) "Each former employee of  Metallurgical  Processing,  Inc.
                      who became an Employee as of June 30, 1999 shall be eligible to become a Member on any Enrollment Date on or after he or she completes one year of service, including service with Metallurgical Processing, Inc. and shall remain eligible so long as he or she continues to satisfy the eligibility requirements."

         3. Section 2.01 is hereby amended by adding the following new subparagraph (e) following new subparagraph (d):

                  (e) "Each former employee of Teledyne Fluid Systems who became an Employee as of August 28, 1999, shall be eligible to become a Member on any Enrollment date on or after he or she completes one year of service, including service with Allegheny Teledyne and shall remain eligible so long as he or she continues to satisfy the eligibility requirements."

4. Section 6.02 is hereby amended by adding the following new subparagraph (c):

                  "Any Employee hired on July 31, 1998 whose immediate prior service was with Enertech shall continue to vest Matching Contributions granted under Enertech's prior plan in accordance with the following schedule:

                           Years of
                           Service for
                           Vesting                      Vesting Schedule

                              0                                  0%
                              1                                  0%
                              2                                  0%
                              3                                 20%
                              4                                 40%
                              5                                 60%
                              6                                 80%
                              7                                100%

         This Fourth Amendment shall be effective July 31, 1998.

IN WITNESS WHEREOF, the Committee hereby RESOLVES that the foregoing amendment be and hereby is adopted.

ATTEST:                                              CURTISS-WRIGHT SAVINGS AND
                                                     INVESTMENT PLAN COMMITTEE


         /s/ Paul J. Ferdenzi                   By:   /s/Gary J.Benschip
         --------------------                       --------------------
         Paul J. Ferdenzi                             Gary J. Benschip

                                                By:   /s/Robert A. Bosi
                                                    --------------------
                                                      Robert A. Bosi

                                                By:  /s/Joyce A. Quinlan
                                                    --------------------
                                                      Joyce A. Quinlan

                FIFTH AMENDMENT TO THE CURTISS-WRIGHT CORPORATION
                           SAVINGS AND INVESTMENT PLAN


         THIS   AMENDMENT,   dated  the  29th  day  of  December  2000,  to  the
CURTISS-WRIGHT CORPORATION SAVINGS AND INVESTMENT PLAN (the "Plan"):

                             W I T N E S S E T H:

         WHEREAS,   effective  September  1,  1994,  CURTISS-WRIGHT  CORPORATION established the "Plan"; and

         WHEREAS, Sub-section 12.01, as amended, of the Plan permits the CURTISS-WRIGHT SAVINGS AND INVESTMENT PLAN COMMITTEE (the "Committee") to amend the Plan at any time.

         NOW, THEREFORE, the Plan shall be, and is, hereby amended as follows:

         1. Subsection 2.01 is hereby amended by adding the following subparagraph:

         (f) Notwithstanding the provisions of subsection (a), an Employee who is employed by the Enertech Engineering Services unit of Curtiss-Wright Flow Control shall be eligible to become a Member on any Enrollment Date following the date on which he first performs an Hour of Service.

         2. Subsection 7.03 is hereby amended as follows:

                  "A Member who shall have attained age 59 1/2 as of the effective date of any withdrawal pursuant to this Section may, subject to Section 7.05, elect to withdraw one time per calendar year, in any order of priority he chooses, all or part of his Deferred Account, and all or part of the Vested Portion of his Employer Account attributable to Employer contributions and all or part of the portion of the Member Account attributable to After-Tax Contributions made by the Member under Section 3.02.

This Fifth Amendment shall be effective as of June 1, 2000.

         IN WITNESS WHEREOF, the Curtiss-Wright Savings and Investment Plan Committee hereby RESOLVES that the foregoing amendment be and hereby is adopted.


ATTEST:                                              CURTISS-WRIGHT SAVINGS AND
                                                     INVESTMENT PLAN COMMITTEE


         /s/ Paul J. Ferdenzi                   By:   /s/Gary J.Benschip
         --------------------                       --------------------
         Paul J. Ferdenzi                             Gary J. Benschip

                                                By:   /s/Robert A. Bosi
                                                    --------------------
                                                      Robert A. Bosi

                                                By:  /s/Joyce A. Quinlan
                                                    --------------------
                                                      Joyce A. Quinlan

                SIXTH AMENDMENT TO THE CURTISS-WRIGHT CORPORATION
                           SAVINGS AND INVESTMENT PLAN



THIS AMENDMENT, dated this 29th day of December, 2000, to the CURTISS-WRIGHT CORPORATION SAVINGS AND INVESTMENT PLAN (the "Plan"):

                                   WITNESSETH:

         WHEREAS, Curtiss-Wright Corporation has established and maintained the Plan for the benefit of its employees; and

         WHEREAS, Section 12.01 of the Plan, as heretofore amended, permits the Curtiss-Wright Savings and Investment Plan Committee (the "Committee") to amend the Plan at any time and from time to time, subject to the conditions specified in said Section 12.01; and

         WHEREAS the Committee has determined to amend the Plan in the manner herein set forth and has further determined that such amendment is within the authority of the Committee, as specified in Section 12.01 of the Plan,

         NOW, THEREFORE, the Plan is hereby amended in the following respects:

         1. Effective January 1, 2000, Section 9.03(c) is amended by deleting the phrase "$3,500 or less" and inserting in lieu thereof the new phrase "5,000 or less".

         2. Effective January 1, 1999, Section 9.08(a) is amended in its entirety to read as follows:

         "(a) "Eligible Rollover Distribution" means any distribution of all or a portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (i) any distribution to the extent that the distribution is required under Section 401(a)(9) of the Code, (ii) the portion of any distribution that is not includible in gross income, and (iii) any distribution made pursuant to
         Section 7.04."

IN WITNESS WHEREOF, the Curtiss-Wright Savings and Investment Plan Committee hereby RESOLVES that the foregoing amendment be and hereby is adopted.


ATTEST:                                              CURTISS-WRIGHT SAVINGS AND
                                                     INVESTMENT PLAN COMMITTEE


         /s/ Paul J. Ferdenzi                   By:   /s/Gary J.Benschip
         --------------------                       --------------------
         Paul J. Ferdenzi                             Gary J. Benschip

                                                By:   /s/Robert A. Bosi
                                                    --------------------
                                                      Robert A. Bosi

                                                By:  /s/Joyce A. Quinlan
                                                    --------------------
                                                      Joyce A. Quinlan